UNITED STATES SECURITIES AND EXCHANGE
COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 19, 2008.
AMERICAN RAILCAR INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-51728	43-1481791
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

100 Clark Street
St. Charles, Missouri	63301
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (636) 940-6000
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operation and Financial Condition
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
Item 7.01 Regulation FD Disclosure
Item 9.01 Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX
Amended and Restated By-laws
Press Release
Press Release

Item 2.02 Results of Operation and Financial Condition
On February 20, 2008, American Railcar Industries, Inc. (the “Company”) issued a press release announcing its financial results for the quarter and fiscal year ended December 31, 2007. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference.
Limitation on Incorporation by Reference. The information contained in Exhibit 99.1 is being furnished under Item 2.02 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On February 19, 2008, the Board of Directors of the Company approved an amendment and restatement to the By-laws of the Company (the “By-laws”) to provide for uncertificated shares in order that the Company will be DRS (Direct Registration System) eligible as required by the NASDAQ Stock Market.
The above description of the amended and restated By-laws is qualified in its entirety by reference to the text of the amended and restated By-laws, a copy of which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.
Item 7.01 Regulation FD Disclosure
On February 20, 2008, the Company issued a press release announcing its entry into a non-binding memorandum of understanding with Amtek Auto Limited to form one or more joint ventures to manufacture, sell and supply freight railcars and their components in India and other South East Asian countries. A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated by reference.
Limitation on Incorporation by Reference. The information contained in Exhibit 99.2 is being furnished under Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.
Cautionary Note Regarding Forward-Looking Statements. Except for historical information contained in the press releases attached as exhibits hereto, the press releases contain forward-looking statements that involve certain risks and uncertainties that could cause actual results to differ materially from those expressed or implied by these statements. Please refer to the cautionary notes in the press releases regarding these forward-looking statements.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description

Exhibit 3.1	Amended and Restated By-laws of American Railcar Industries, Inc.

Exhibit 99.1	Press release dated February 20, 2008 of American Railcar Industries, Inc.

Exhibit 99.2	Press release dated February 20, 2008 of American Railcar Industries, Inc.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 20, 2008	American Railcar Industries, Inc.
	By:	/s/ William P. Benac
		Name:	William P. Benac
		Title:	Senior Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 3.1	Amended and Restated By-laws of American Railcar Industries, Inc.

Exhibit 99.1	Press release dated February 20, 2008 of American Railcar Industries, Inc.

Exhibit 99.2	Press release dated February 20, 2008 of American Railcar Industries, Inc.